                                                                    Exhibit 99.9

                            IMPORTANT TAX INFORMATION

      TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY
NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR
WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF
AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE
ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE
TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK
ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCE FROM AN INDEPENDENT TAX
ADVISOR.

      This tax information is provided in connection with the Del Global
Technologies Corp. ("Del Global Technologies") prospectus, dated January __,
2007 (the "Prospectus").

      Under the United States federal income tax laws, dividend payments that may be made by Del Global Technologies on shares of its common stock, par value
$0.10 (the "Common Stock"), issued upon the exercise of non-transferable subscription rights (the "Rights") may be subject to backup withholding.
Generally such payments will be subject to backup withholding unless the holder
(i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and certifies under penalties of perjury that the number provided is correct and provides certain other certifications. Each holder that exercises Rights and wants to avoid backup withholding must, unless an exemption applies, provide the Subscription Agent, as Del Global Technologies' agent in respect of exercised Rights (the
"requester"), with such holder's correct TIN (or with a certification that such holder is awaiting a TIN) and certain other certifications by completing
Substitute Form W-9 below.

      Certain holders (including, among others, corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign holder to qualify as an exempt recipient, that holder must submit a properly completed Form W-8, Certificate of
Foreign Status (instead of a Substitute Form W-9), signed under the penalties of perjury, attesting to that holder's foreign status. Such Form W-8 may be obtained from the Subscription Agent. Although a foreign holder may be exempt from backup withholding, payments of dividends may be subject to withholding tax, currently at a 30% rate (or, if certain tax treaties apply such applicable lower rate). Exempt U.S. holders should indicate their exempt status on
Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9 for additional instructions. Holders are urged to consult their tax advisers to determine whether they are exempt from withholding and reporting requirements.

      If backup withholding applies, Del Global Technologies or the Subscription
Agent, as the case may be, will be required to withhold (currently at a 28%
rate) on any dividend payments made to a holder that exercises Rights. Backup withholding is not an additional tax. Rather, the amount of backup withholding can be credited against the U.S. federal income tax liability of the holder subject to backup withholding, provided that the required information is provided to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained.

      A holder that exercises Rights is required to give the Subscription Agent the TIN of the record owner of the Rights. If such record owner is an individual, the taxpayer identification number is the taxpayer's social security number. For most other entities, the TIN is the employer identification number.
If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the Subscription Agent is not provided with the correct TIN in connection with such payments, the holder may be subject to a penalty imposed by the IRS.

      If you do not have a TIN, consult the enclosed Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 for
instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein.
If you do not provide your TIN to the Subscription Agent within 60 days, backup withholding will begin and continue until you furnish your TIN to the
Subscription Agent. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

                              REQUESTER'S NAME:
             Give Form to the Requester. Do NOT send to the IRS.

Name

Business name, if different from above.

Check appropriate box:  |_| Individual/Sole  |_| Corporation  |_| Partnership  |_| Other
                            Proprietor

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

                      Part I--TAXPAYER IDENTIFICATION    Social Security Number
SUBSTITUTE            NUMBER (TIN).                      _______________________
                      Enter your TIN in the appropriate  _______________________
Form W-9              box.  For most individuals, this
Department of the     is your social security number     Employer
Treasury              (SSN).  For most other entities,   identification number
Internal Revenue      it is your employer                (If awaiting TIN,
Service               identification number (EIN).       write "Applied For")
                      CERTIFY BY SIGNING AND DATING      _______________________
Payer's Request For   BELOW.                             _______________________
Taxpayer              _________________________________
Identification Number _________________________________

                      Note: If the account is in more
                      than one name, see the chart in
                      the enclosed Guidelines to
                      determine what number to give.

                      Part II--If you are exempt from
                      backup withholding, see the
                      enclosed guidelines and complete
                      as instructed therein.

                      Part III--Certification

                      Under penalties of perjury, I certify that:

                      (1) The number shown on this form is my correct taxpayer
                      identification number (or I am waiting for a number to be
                      issued to me),

                      (2) I am not subject to backup withholding because: (a) I
                      am exempt from backup withholding; or (b) I have not been
                      notified by the Internal Revenue Service (IRS) that I am
                      subject to backup withholding as a result of a failure to
                      report all interest or dividends; or (c) the IRS has
                      notified me that I am no longer subject to backup
                      withholding, and

                      (3) I am a U.S. person (including a U.S. resident alien).

                      CERTIFICATION INSTRUCTIONS--You must cross out item (2)
                      above if you have been notified by the IRS that you are
                      subject to backup withholding because you have failed to
                      report all interest and dividends on your tax return.
                      However, if after being notified by the IRS that you were
                      subject to backup withholding you received another
                      notification from the IRS that you are no longer subject
                      to backup withholding, do not cross out item (2).

                      The Internal Revenue Service does not require your
                      consent to any provision of this document other than the
                      certifications required to avoid backup withholding.

                      SIGNATURE ______________________   DATE __________________

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                        PART I OF THE SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Subscription Agent,
28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

SIGNATURE _____________________________________          DATE __________________

NOTE:     FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
          BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS OF DIVIDENDS MADE TO YOU.
          PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
          INFORMATION.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY
NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR
WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF
AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE
ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE
TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK
ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
ADVISOR.

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER.--Social Security numbers have nine digits separated by two hyphens, e.g.,
000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the payer.

                                      Give the name* and Social Security number
For this type of account:             of--
------------------------------------  ------------------------------------------

                                      Give the name* and SOCIAL SECURITY number
For this type of account:             of--

1.   An individual's account          The individual

2.   Two or more individuals (joint   The actual owner of the account or, if
     account)                         combined funds, the first individual on
                                      the account(1)

3.   Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)

4.   a. A revocable savings trust     The grantor-trustee(1)
     account (in which grantor is
     also trustee)

     b.  Any "trust" account that     The actual owner(1)
     is not a legal or valid trust
     under state law

5.   Sole proprietorship or           The owner(3)
     single-owner LLC account

6.   A valid trust, estate, or        The legal entity (do not furnish the
     pension trust                    identifying number of the personal
                                      representative or trustee unless the
                                      legal entity itself is not designated in
                                      the account title)(4)

7.   Corporate (or LLC electing       The corporation
     corporate status of Form 8832)
     account

8.   Religious, charitable, or        The organization
     educational organization account

9.   Partnership account held in the  The partnership
     name of the business

10.  Association, club, or other      The organization
     tax-exempt organization

11.  A broker or registered nominee   The broker or nominee

12.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

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*     If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
      Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

(1)   List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3)   Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.

(4)   List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number (or "TIN") or you do not know your number, obtain form SS-5, Application for a Social Security Number
Card (for resident individuals), Form SS-4, Application for Employer
Identification Number (for businesses and all other entities), Form W-7 for
International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security
Administration Office and Forms SS-4 and W-7 from the IRS by calling
1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at
www.irs.gov.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payer. Note: Writing
"Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:*

     o   An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

     o   The United States or any agency or instrumentality thereof.

     o   A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

     o   A foreign government or a political subdivision, agency or instrumentality thereof.

     o   An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

     o   A corporation;

     o   A foreign central bank of issue;

     o   A dealer in securities or commodities required to register in the
         United States, the District of Columbia or a possession of the
         United States;

     o   A futures commission merchant registered with the Commodity Futures
         Trading Commission;

     o   A real estate investment trust;

     o   An entity registered at all times during the tax year under the
         Investment Company Act of 1940;

     o   A common trust fund operated by a bank under section 584(a);

     o   A financial institution;

     o   A middleman known in the investment community as a nominee or custodian; or

     o   A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     o   Payments to nonresident aliens subject to withholding under section
         1441.

     o   Payments to partnerships not engaged in a trade or business in the
         United States and which have at least one nonresident alien partner.

     o   Payments of patronage dividends not paid in money.

     o   Payments made by certain foreign organizations.

     o   Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

     o   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the payer's trade or business and (iii) you have not provided your correct taxpayer identification number to the payer.

     o   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o   Payments described in section 6049(b)(5) to non-resident aliens.

     o   Payments on tax-free covenant bonds under section 1451.

     o   Payments made by certain foreign organizations.

     o   Mortgage or student loan interest paid to you.

------------
*     Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE A SUBSTITUTE FORM W-9 TO AVOID
POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH
YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2, SIGN AND DATE THE
FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding.
For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N
and their regulations.

PRIVACY ACT NOTICES. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The
IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

YOU MUST PROVIDE YOUR TIN TO THE PAYER WHETHER OR NOT YOU ARE REQUIRED TO FILE A
TAX RETURN. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer.
Certain penalties also may apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE STATEMENTS WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--If you willfully falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.

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